SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934




Date of Report:  December 22, 2000


                          iEntertainment Network, Inc.
               (Exact name of registrant as specified in charter)


                                 NORTH CAROLINA
                 (State of other jurisdiction of incorporation)




         0-29750                                          56-2092059
-------------------------                     ----------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


215 Southport Drive, Suite 1000, Morrisville, NC                        27560
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone no. including area code:  (919) 461-0722


ITEM 5.  OTHER EVENTS

         On December 15, 2000, we issued a press release to announce the restructuring of our business.


         The statements contained in this Form 8-K contain forward-looking statements concerning revenue growth and profitability. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, we note that a

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variety of factors could cause the actual results to differ  materially from the anticipated results expressed in the our forward-looking statements. Some of these factors include those described from time to time in our filings with the
Securities  and  Exchange  Commission,   under  "Risk  Factors"  and  elsewhere,
including risks relating to history of operating losses, change in business, failing to secure timely or adequate financing, delays in development and introduction of new products, dependence on new product introductions which
achieve   significant  market  acceptance  and  the  uncertainties  of  consumer preferences, the rate and degree of market acceptance of online gaming, dependence on third party software developers for significant portion of new products, risks of rapid technological change and platform changes, intense competition, dependence upon third party distribution and other risks. We hereby disclaim any obligation to update the information provided above, including forward looking statements.

ITEM 7.  EXHIBITS.

(c)      Press  Release issued on December 15, 2000 is filed herewith as Exhibit
99.1.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             iENTERTAINMENT NETWORK, INC.


Date: December 22, 2000                       /s/ Michael Pearce
                                             -----------------------------------
                                             Michael Pearce
                                             Chief Executive Officer